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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (File Nos. 333-21747, 333-21749, 333-77669, 333-77671, 333-78837 and 333-78891) and on Form S-3 (File No. 333-84319).

/s/ Arthur Andersen LLP

Arthur Andersen LLP
Los Angeles, California
April 28, 2000